AMERITAS LIFE INSURANCE CORP. ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA

                                  Supplement to
                        Ameritas No-Load Variable Annuity
                                   Prospectus
                                Dated May 1, 2001

                        Supplement Dated January 18, 2002


1. The Ameritas No-Load Variable Annuity prospectus is amended at page 9 to disclose the following Expenses for the Vanguard Variable Insurance Fund portfolios:


                                                                                                       Total
o     Subaccount's underlying                                                Total     Waivers     after waivers
      Portfolio Name                       Management  12b-1     Other       Fund        and      and reductions,
                                              Fees      Fees      Fees       Fees    Reductions       if any
VANGUARD(1)
o        VIF Diversified Value                0.13       -        0.32       0.45         -            0.45
o        VIF Equity Income                    0.10       -        0.23       0.33         -            0.33
o        VIF Equity Index                     0.01       -        0.16       0.17         -            0.17
o        VIF Growth                           0.14       -        0.19       0.33         -            0.33
o        VIF High-Grade Bond                  0.01       -        0.21       0.22         -            0.22
o        VIF High Yield Bond                  0.06       -        0.22       0.28         -            0.28
o        VIF International                    0.13       -        0.30       0.43         -            0.43
o        VIF Mid-Cap Index                    0.01       -        0.27       0.28         -            0.28
o        VIF Money Market                     0.01       -        0.17       0.18         -            0.18
o        VIF REIT Index                       0.01       -        0.38       0.39         -            0.39
o        VIF Small Company Growth             0.15       -        0.35       0.50         -            0.50

   (1) September 30, 2001 fiscal year end

2. As of February 1, 2002, the Neuberger Berman Liquid Asset portfolio will no longer be available as an investment option under the Policy.

Funds allocated to the Neuberger Berman Liquid Asset portfolio as of January 31, 2002 may remain invested in the portfolio. If transferred out of the portfolio, however, reinvestment in the portfolio will not be an option. Any premium allocations to the Neuberger Berman Liquid Asset portfolio will be changed to the Vanguard Money Market portfolio effective February 1, 2002, unless we receive Written Notice from you on or before January 31, 2002 that you have selected another investment option for such future premium allocations.

For new Policies after January 31, 2002, initial premium allocated to the Separate Account will be placed in the Vanguard Money Market subaccount for 13 days, then invested to the subaccounts the new Policy Owner selects. The text at the end of page 10 of the prospectus will now read as follows:

         "Right to Examine" Period Allocations
         If you allocate 100% of your initial premium to the Fixed Account, we can immediately honor your allocation. Otherwise, due to state "right to examine" requirements we will allocate all of your initial premium to the Vanguard Money Market Subaccount for 13 days. Then, we will invest your initial premium among the investment options pursuant to your application instruction. (Any additional premiums we receive during the "right to examine" period plus 3 days will be allocated in the same manner.) If, at the end of the "right to examine" period, you decide to cancel your Policy, we will refund the amount required by your state as stated in your Policy, but not less than all premiums paid.

This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp. If you do not have a current prospectus, please contact Ameritas at 1-800-255-9678.